EXHIBIT 99.11(f)


                                                                EXECUTION COPY
                                                  (GMAC TO ARVEST POST REG AB)

           OMNIBUS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            THIS OMNIBUS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, (the "Assignment" or the "Agreement") dated as of August 1, 2006, among Morgan Stanley Mortgage Capital Inc. ("Owner"), Central Mortgage Company, an Arkansas corporation ("Servicer"), and LaSalle Bank National Association ("LaSalle"), as trustee ("Trustee") of each of the Morgan Stanley Mortgage Loan Trusts listed on Schedule 1 hereto (each, a "Trust" and together, the "Trusts") and acknowledged by Wells Fargo Bank, National Association, as master servicer under each of the Pooling and Servicing Agreement described below (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator") and Morgan Stanley Capital I Inc. (the "Depositor").

            WHEREAS, on the respective transaction closing dates set forth on
Schedule 1 hereto, the Owner sold those certain mortgage loans in each Trust identified on Schedule 2 attached hereto (the "Specified Mortgage Loans") to the related Trust, each of which was formed pursuant to the related pooling and servicing agreement described on Schedule 1 attached hereto (in each case, the "Pooling and Servicing Agreement");

            WHEREAS, in connection with the sale of the Specified Mortgage Loans to the Trust, the Owner retained the right to service the Specified Mortgage Loans (the "Servicing Rights");

            WHEREAS, pursuant to that certain servicing agreement, dated as of May 20, 2005 (the "Initial GMAC Flow Servicing Agreement"), by and between the Owner and GMAC Mortgage Corporation ("GMAC"), as amended by the First Amended and Restated Servicing Agreement, dated as of January 1, 2006 (the "Amended Flow Servicing Agreement" and, together with the Initial GMAC Flow Servicing Agreement, the "GMAC Flow Servicing Agreement") and as further modified by the related Assignment, Assumption and Recognition Agreement identified on
Schedule 3 hereto, each dated as of the date of the Pooling and Servicing Agreement, by and among the Owner, GMAC, and the Trustee, and acknowledged by the Master Servicer and Securities Administrator and by the Depositor (each, a "GMAC AAR" and, together with the GMAC Flow Servicing Agreement, for each Trust, the related "GMAC Servicing Agreement" attached hereto as Exhibit I), GMAC agreed to service the Specified Mortgage Loans on behalf of each Trust pursuant to the terms of the related GMAC Servicing Agreement; and

            WHEREAS, the Owner has exercised its right to terminate GMAC as servicer under each GMAC Servicing Agreement (and GMAC has acknowledged each such termination in writing) and to sell to the Servicer, and the Servicer purchased from the Owner the Servicing Rights and agrees to service the Specified Mortgage Loans, subject to the terms hereof and the terms of the GMAC Servicing Agreement, as modified by this Omnibus Assignment, Assumption and Recognition Agreement and the Servicer agrees to service the Specified

Mortgage Loans in each Trust in accordance with the terms hereof and the provisions of the GMAC Servicing Agreement;

            WHEREAS, pursuant to the related Pooling and Servicing Agreement, the Owner has obtained written consent from each Rating Agency that the transfer of servicing from GMAC to Servicer will not result in a ratings downgrade on the securities issued by the related transaction identified on
Schedule 1 hereto.

            NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

            1.    Acknowledgement of Sale of Servicing Rights.

            The Servicer and the Owner hereby acknowledge that, pursuant to the Servicing Rights Purchase and Sale Agreement, dated as of April 17, 2006, between the Owner, as seller, and the Servicer, as purchaser (the "Purchase Agreement"), the Owner, as owner of all of the Servicing Rights with respect to the Specified Mortgage Loans sold such Servicing Rights to the Servicer.

            Pursuant to the Purchase Agreement, Servicer purchased the Servicing Rights with respect to the Specified Mortgage Loans and hereby agrees to assume the servicing of the Specified Mortgage Loans from GMAC and to service them for the benefit of each Trust listed on Schedule 1 hereto in accordance with the provisions of the GMAC Servicing Agreement.

            In connection with the transfer of the Servicing Rights, the Servicer agrees that, from and after the applicable Servicing Transfer Date as specified on Schedule 1 attached hereto (each, a "Servicing Transfer Date"), each Specified Mortgage Loan will be subject to, and serviced by the Servicer under, the GMAC Servicing Agreement.

            The Owner specifically reserves and does not assign to any Trust listed on Schedule 1 hereunder those rights under the GMAC Servicing Agreement that do not relate to the servicing of the Specified Mortgage Loans and any and all right, title and interest in, to and under and any obligations of the Owner with respect to any mortgage loans subject to the GMAC Servicing Agreement which are not the Specified Mortgage Loans.

            2.    Representations and Warranties

                  (a) The Servicer hereby warrants and represents to, and covenants with, the Owner and the Trustee that, except as modified pursuant to Section 3 of this Assignment, each of the representations and warranties set forth in Section 6.01 of the Original Servicing Agreement are true and correct with respect to the Servicer as of the date hereof.

                  (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Agreement.

                  (c) The Servicer hereby warrants and represents that it is a FannieMae- or FHLMC-approved Person.

                  (d) Each of the Owner and the Servicer represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and in the case of the Servicer, laws affecting the contract obligations of insured banks.

            3.    Future Covenants

            For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (i) promptly provide the Depositor and the Securities Administrator written notice substantially in the form of Exhibit III (A) any material litigation or governmental proceedings pending against the Servicer,
(B) any Event of Default under the terms of this Agreement or any Servicing Agreement and (C) any merger, consolidation or sale of substantially all of the assets of the Servicer and (ii) provide to the Depositor and the Securities Administrator a description of such proceedings, affiliations or relationships.

            4.    Amendments to the GMAC Flow Servicing Agreement:

            The parties to this Agreement hereby agree to amend the GMAC Flow Servicing Agreement as follows with respect to the Specified Mortgage Loans:

                  (a) The definition of Eligible Account in Section 1 of the GMAC Flow Servicing Agreement is hereby revised to add the following:

                  "For purposes of this Agreement, an account maintained with Arvest Bank shall be an Eligible Account."

                  (b) Section 2.08(b) of the GMAC Flow Servicing Agreement is hereby deleted in its entirety.

                  (c) Section 21.02(a) of the GMAC Flow Servicing Agreement is hereby replaced in its entirety with the following:

                        "(a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL
                  ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR DELAWARE, AND APPELLATE COURTS FROM ANY THEREOF;"

                  (d) Section 31.04 is hereby amended and restated in its entirety as follows:

                  "On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner, Master Servicer and any Depositor a statement of compliance addressed to the Owner, Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and
                  (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

                  (e) Schedule I to the GMAC Flow Servicing Agreement is hereby replaced in its entirety with the Amended and Restated Schedule I attached to this Assignment as
                        Exhibit II.

                  (f) Written notice provided in compliance with Sections 31.03(d), (e) or (f) of the GMAC Flow Servicing Agreement shall be substantially in the form of
                        Exhibit III to this Agreement.

                  (g) Exhibit J to the GMAC Flow Servicing Agreement is hereby replaced in its entirety with Exhibit IV attached hereto.

            5.    Notices

            The Depositor's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  [Insert Series Designation]

            The Trustee's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1625
                  Chicago, Illinois 60603
                  Attn: Global Securities and Trust Services-
                  [Insert Series Designation]

            The Owner's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: [Insert Series Designation]

                  With a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York 10036
                  Attention: General Counsel's Office

            The Servicer's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  Central Mortgage Company
                  801 John Barrow Road - Suite 1
                  Little Rock, Arkansas 72205
                  Attention:  Lou Ann Howard, Servicing Manager

            6.    Certain Matters Regarding the Trustee

            It is expressly understood and agreed by the parties hereto that
(i) this Agreement is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the related Trusts, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the related Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of Assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the related Trusts, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by any Trust under this Agreement and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the affected Trust.

            7.    Governing Law

            This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            8.    Modifications

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            9.    Successor and Assigns

            This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which the Owner, the Depositor or the Servicer may be merged or consolidated shall, without the requirement for any further writing, be deemed the Owner, the Depositor or the Servicer, respectively, hereunder.

            10.   Continuing Effect

            Except as contemplated by this Assignment, the GMAC Servicing Agreement shall remain in full force and effect with respect to the Servicer in accordance with its terms.

            11.   Counterparts

            This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            12.   Definitions

            Any capitalized term used but not defined in this Assignment has the same meaning as in the GMAC Servicing Agreement.

            13.   Conflicts

            In the event that any provision of this Agreement conflicts with any provision of the GMAC Servicing Agreement with respect to the Specified Mortgage Loans, the terms of this Agreement shall control.


                           [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


Owner                                             THE TRUSTS
MORGAN STANLEY MORTGAGE CAPITAL INC.              BY:  LASALLE BANK NATIONAL ASSOCIATION, NOT IN ITS
                                                  INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE OF EACH OF
                                                  THE TRUSTS SET FORTH ON SCHEDULE 1 HERETO



By: /s/ Van Cushny                                By: /s/ Susan L. Feld
Its: VP                                           Its: AVP
Taxpayer Identification
Number:

Servicer
CENTRAL MORTGAGE COMPANY



By: /s/ William G. Roehrenbeck
Its: President and CEO
Taxpayer Identification
Number: 62-1684387

Acknowledged and Agreed:

MORGAN STANLEY CAPITAL I INC.                     WELLS FARGO BANK, NATIONAL ASSOCIATION, AS MASTER
                                                  SERVICER



By: /s/ Valerie Kay                               By: /s/ Diane Courtney
Its: VP                                           Its: Vice President
Taxpayer Identification
Number:

                                  SCHEDULE 1

                                  THE TRUSTS


----------------------------------------------------------------------------------------------------------------------------------
                 Servicing                                                                         Transaction Closing For Further
Transaction Name Transfer Date  Pooling and Servicing Agreement                   Cut-off Date     Date                Credit To
----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley   August 1, 2006 The Pooling and Servicing Agreement, dated as of  February 1, 2006 February 28, 2006   50896100,
Mortgage Loan                   February 1, 2006 by and among the Depositor, the                                       MSM 2006-
Trust 2006-3AR                  Master Servicer and Securities Administrator, and                                      3AR
                                the Trustee
----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley   August 1, 2006 The Pooling and Servicing Agreement, dated as of  April 1, 2006    April 28, 2006      50913800,
Mortgage Loan                   April 1, 2006 by and among the Depositor, the                                          MSM 2006-
Trust 2006-6AR                  Master Servicer and Securities Administrator, and                                      6AR
                                the Trustee
----------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 2

                           SPECIFIED MORTGAGE LOANS

              [delivered to Owner, Servicer and Master Servicer]

                                  SCHEDULE 3

               ASSIGNMENT ASSUMPTION AND RECOGNITION AGREEMENTS


  ------------------------------------------------------------- ---------------------------------------------------------------
  Transaction Name                                              Assignment Agreement
  ------------------------------------------------------------- ---------------------------------------------------------------
  Morgan Stanley Mortgage Loan Trust 2006-3AR                   The Assignment Assumption and Recognition Agreement dated as of February 1, 2006
  ------------------------------------------------------------- ---------------------------------------------------------------
  Morgan Stanley Mortgage Loan Trust 2006-6AR                   The Assignment Assumption and Recognition Agreement dated as of April 1, 2006
  ------------------------------------------------------------- ---------------------------------------------------------------

                                   EXHIBIT I

                           GMAC Servicing Agreement

              [delivered to Owner, Servicer and Master Servicer]

                                  EXHIBIT II

          Exhibit IIA: Standard File Layout - Delinquency Reporting


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Format
Column/Header Name                     Description                                                      Decimal     Comment
------------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                      A unique number assigned to a loan by the Servicer.  This
                                       may be different than the LOAN_NBR
------------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                               A unique identifier assigned to each loan by the originator.
------------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                             Servicer Client Number
------------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                      Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
------------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME                    First Name of the Borrower.
------------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                     Last name of the borrower.
------------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                           Street Name and Number of Property
------------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                             The state where the  property located.
------------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                               Zip code where the property is located.
------------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                 The date that the borrower's next payment is due to the                      MM/DD/YYYY
                                       servicer at the end of processing cycle, as reported by
                                       Servicer.
------------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                              Loan Type (i.e. FHA, VA, Conv)
------------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE                  The date a particular bankruptcy claim was filed.                            MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE                The chapter under which the bankruptcy was filed.
------------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR                    The case number assigned by the court to the bankruptcy
                                       filing.
------------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE                 The payment due date once the bankruptcy has been approved                   MM/DD/YYYY
                                       by the courts
------------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE             The Date The Loan Is Removed From Bankruptcy. Either by                      MM/DD/YYYY
                                       Dismissal, Discharged and/or a Motion For Relief Was
                                       Granted.
------------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                     The Date The Loss Mitigation Was Approved By The Servicer                    MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                          The Type Of Loss Mitigation Approved For A Loan Such As;
------------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE                 The Date The Loss Mitigation /Plan Is Scheduled To End/Close                 MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE                 The Date The Loss Mitigation Is Actually Completed                           MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE                   The date DA Admin sends a letter to the servicer with                        MM/DD/YYYY
                                       instructions to begin foreclosure proceedings.
------------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE                 Date File Was Referred To Attorney to Pursue Foreclosure                     MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                       Notice of 1st legal filed by an Attorney in a Foreclosure                    MM/DD/YYYY
                                       Action
------------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE              The date by which a foreclosure sale is expected to occur.                   MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                       The actual date of the foreclosure sale.                                     MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                        The amount a property sold for at the foreclosure sale.             2        No commas(,)
                                                                                                                    or dollar signs
                                                                                                                    ($)
------------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE                    The date the servicer initiates eviction of the borrower.                    MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE                The date the court revokes legal possession of the property                  MM/DD/YYYY
                                       from the borrower.
------------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                             The price at which an REO property is marketed.                     2        No commas(,)
                                                                                                                    or dollar signs
                                                                                                                    ($)
------------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                              The date an REO property is listed at a particular price.                    MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                              The dollar value of an offer for an REO property.                   2        No commas(,)
                                                                                                                    or dollar signs
                                                                                                                    ($)
------------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                        The date an offer is received by DA Admin or by the Servicer.                MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                       The date the REO sale of the property is scheduled to close.                 MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE                Actual Date Of REO Sale                                                      MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                          Classification of how the property is occupied.
------------------------------------------------------------------------------------------------------------------------------------


                                      3


------------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE                    A code that indicates the condition of the property.
------------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE                   The date a  property inspection is performed.                                MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                         The date the appraisal was done.                                             MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                          The current "as is" value of the property based on brokers          2
                                       price opinion or appraisal.
------------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                      The amount the property would be worth if repairs are               2
                                       completed pursuant to a broker's price opinion or appraisal.
------------------------------------------------------------------------------------------------------------------------------------
If applicable:
------------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                     FNMA Code Describing Status of Loan
------------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                     The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
-------------------------------------- -------------------------------------------------------------- ------------- ----------------
MI_CLAIM_FILED_DATE                    Date Mortgage Insurance Claim Was Filed With Mortgage                        MM/DD/YYYY
                                       Insurance Company.
-------------------------------------- -------------------------------------------------------------- ------------- ----------------
MI_CLAIM_AMT                           Amount of Mortgage Insurance Claim Filed                                     No commas(,)
                                                                                                                    or dollar signs
                                                                                                                    ($)
-------------------------------------- -------------------------------------------------------------- ------------- ----------------
MI_CLAIM_PAID_DATE                     Date Mortgage Insurance Company Disbursed Claim Payment                      MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ------------- ----------------
MI_CLAIM_AMT_PAID                      Amount Mortgage Insurance Company Paid On Claim                     2        No commas(,)
                                                                                                                    or dollar signs
                                                                                                                    ($)
-------------------------------------- -------------------------------------------------------------- ------------- ----------------
POOL_CLAIM_FILED_DATE                  Date Claim Was Filed With Pool Insurance Company                             MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ------------- ----------------
POOL_CLAIM_AMT                         Amount of Claim Filed With Pool Insurance Company                   2        No commas(,)
                                                                                                                    or dollar signs
                                                                                                                    ($)
-------------------------------------- -------------------------------------------------------------- ------------- ----------------
POOL_CLAIM_PAID_DATE                   Date Claim Was Settled and The Check Was Issued By The Pool                  MM/DD/YYYY
                                       Insurer
-------------------------------------- -------------------------------------------------------------- ------------- ----------------
POOL_CLAIM_AMT_PAID                    Amount Paid On Claim By Pool Insurance Company                      2        No commas(,)
                                                                                                                    or dollar signs
                                                                                                                    ($)
-------------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_A_CLAIM_FILED_DATE             Date FHA Part A Claim Was Filed With HUD                                    MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_A_CLAIM_AMT                    Amount of FHA Part A Claim Filed                                   2        No commas(,)
                                                                                                                    or dollar signs
                                                                                                                    ($)
-------------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_A_CLAIM_PAID_DATE             Date HUD Disbursed Part A Claim Payment                                      MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_A_CLAIM_PAID_AMT              Amount HUD Paid on Part A Claim                                     2        No commas(,)
                                                                                                                    or dollar signs
                                                                                                                    ($)
-------------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_B_CLAIM_FILED_DATE            Date FHA Part B Claim Was Filed With HUD                                     MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_B_CLAIM_AMT                   Amount of FHA Part B Claim Filed                                    2        No commas(,)
                                                                                                                    or dollar signs
                                                                                                                    ($)
-------------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_B_CLAIM_PAID_DATE             Date HUD Disbursed Part B Claim Payment                                      MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_B_CLAIM_PAID_AMT              Amount HUD Paid on Part B Claim                                     2        No commas(,)
                                                                                                                    or dollar signs
                                                                                                                    ($)
-------------------------------------- -------------------------------------------------------------- ------------- ----------------
VA_CLAIM_FILED_DATE                    Date VA Claim Was Filed With the Veterans Admin                              MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ------------- ----------------
VA_CLAIM_PAID_DATE                     Date Veterans Admin. Disbursed VA Claim Payment                              MM/DD/YYYY
-------------------------------------- -------------------------------------------------------------- ------------- ----------------
VA_CLAIM_PAID_AMT                      Amount Veterans Admin. Paid on VA Claim                             2        No commas(,)
                                                                                                                    or dollar signs
                                                                                                                    ($)
-------------------------------------- -------------------------------------------------------------- ------------- ----------------

Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

o   ASUM-   Approved Assumption
o   BAP-    Borrower Assistance Program
o   CO-     Charge Off
o   DIL-    Deed-in-Lieu
o   FFA-    Formal Forbearance Agreement
o   MOD-    Loan Modification
o   PRE-    Pre-Sale
o   SS-     Short Sale
o   MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

o   Mortgagor
o   Tenant
o   Unknown
o   Vacant

The Property Condition field should show the last reported condition of the property as follows:

o   Damaged
o   Excellent
o   Fair
o   Gone
o   Good
o   Poor
o   Special Hazard
o   Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:


              ---------------------- -------------------------------------------------------
              Delinquency Code       Delinquency Description
              ---------------------- -------------------------------------------------------
              001                    FNMA-Death of principal mortgagor
              ---------------------- -------------------------------------------------------
              002                    FNMA-Illness of principal mortgagor
              ---------------------- -------------------------------------------------------
              003                    FNMA-Illness of mortgagor's family member
              ---------------------- -------------------------------------------------------
              004                    FNMA-Death of mortgagor's family member
              ---------------------- -------------------------------------------------------
              005                    FNMA-Marital difficulties
              ---------------------- -------------------------------------------------------
              006                    FNMA-Curtailment of income
              ---------------------- -------------------------------------------------------
              007                    FNMA-Excessive Obligation
              ---------------------- -------------------------------------------------------
              008                    FNMA-Abandonment of property
              ---------------------- -------------------------------------------------------


                                      5


              ---------------------- -------------------------------------------------------
              009                    FNMA-Distant employee transfer
              ---------------------- -------------------------------------------------------
              011                    FNMA-Property problem
              ---------------------- -------------------------------------------------------
              012                    FNMA-Inability to sell property
              ---------------------- -------------------------------------------------------
              013                    FNMA-Inability to rent property
              ---------------------- -------------------------------------------------------
              014                    FNMA-Military Service
              ---------------------- -------------------------------------------------------
              015                    FNMA-Other
              ---------------------- -------------------------------------------------------
              016                    FNMA-Unemployment
              ---------------------- -------------------------------------------------------
              017                    FNMA-Business failure
              ---------------------- -------------------------------------------------------
              019                    FNMA-Casualty loss
              ---------------------- -------------------------------------------------------
              022                    FNMA-Energy environment costs
              ---------------------- -------------------------------------------------------
              023                    FNMA-Servicing problems
              ---------------------- -------------------------------------------------------
              026                    FNMA-Payment adjustment
              ---------------------- -------------------------------------------------------
              027                    FNMA-Payment dispute
              ---------------------- -------------------------------------------------------
              029                    FNMA-Transfer of ownership pending
              ---------------------- -------------------------------------------------------
              030                    FNMA-Fraud
              ---------------------- -------------------------------------------------------
              031                    FNMA-Unable to contact borrower
              ---------------------- -------------------------------------------------------
              INC                    FNMA-Incarceration
              ---------------------- -------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

              ---------------------- -------------------------------------------------------
                    Status Code      Status Description
              ---------------------- -------------------------------------------------------
                        09           Forbearance
              ---------------------- -------------------------------------------------------
                        17           Pre-foreclosure Sale Closing Plan Accepted
              ---------------------- -------------------------------------------------------
                        24           Government Seizure
              ---------------------- -------------------------------------------------------
                        26           Refinance
              ---------------------- -------------------------------------------------------
                        27           Assumption
              ---------------------- -------------------------------------------------------
                        28           Modification
              ---------------------- -------------------------------------------------------
                        29           Charge-Off
              ---------------------- -------------------------------------------------------
                        30           Third Party Sale
              ---------------------- -------------------------------------------------------
                        31           Probate
              ---------------------- -------------------------------------------------------
                        32           Military Indulgence
              ---------------------- -------------------------------------------------------
                        43           Foreclosure Started
              ---------------------- -------------------------------------------------------
                        44           Deed-in-Lieu Started
              ---------------------- -------------------------------------------------------
                        49           Assignment Completed
              ---------------------- -------------------------------------------------------
                        61           Second Lien Considerations
              ---------------------- -------------------------------------------------------
                        62           Veteran's Affairs-No Bid
              ---------------------- -------------------------------------------------------
                        63           Veteran's Affairs-Refund
              ---------------------- -------------------------------------------------------
                        64           Veteran's Affairs-Buydown
              ---------------------- -------------------------------------------------------
                        65           Chapter 7 Bankruptcy
              ---------------------- -------------------------------------------------------
                        66           Chapter 11 Bankruptcy
              ---------------------- -------------------------------------------------------
                        67           Chapter 13 Bankruptcy
              ---------------------- -------------------------------------------------------


Exhibit IIC: Standard File Layout - Master Servicing

----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
                                                                                                                                 Max
Column Name             Description                                          Decimal   Format Comment                           Size
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
SER_INVESTOR_NBR        A value assigned by the Servicer to define a group             Text up to 10 digits                       20
                        of loans.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
LOAN_NBR                A unique identifier assigned to each loan by the               Text up to 10 digits                       10
                        investor.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
SERVICER_LOAN_NBR       A unique number assigned to a loan by the                      Text up to 10 digits                       10
                        Servicer.  This may be different than the LOAN_NBR.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
BORROWER_NAME           The borrower name as received in the file.  It is              Maximum length of 30 (Last, First)         30
                        not separated by first and last name.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
SCHED_PAY_AMT           Scheduled monthly principal and scheduled interest      2      No commas(,) or dollar signs ($)           11
                        payment that a borrower is expected to pay, P&I
                        constant.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
NOTE_INT_RATE           The loan interest rate as reported by the Servicer.     4      Max length of 6                             6
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
NET_INT_RATE            The loan gross interest rate less the service fee       4      Max length of 6                             6
                        rate as reported by the Servicer.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
SERV_FEE_RATE           The servicer's fee rate for a loan as reported by       4      Max length of 6                             6
                        the Servicer.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
SERV_FEE_AMT            The servicer's fee amount for a loan as reported        2      No commas(,) or dollar signs ($)           11
                        by the Servicer.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
NEW_PAY_AMT             The new loan payment amount as reported by the          2      No commas(,) or dollar signs ($)           11
                        Servicer.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
NEW_LOAN_RATE           The new loan rate as reported by the Servicer.          4      Max length of 6                             6
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
ARM_INDEX_RATE          The index the Servicer is using to calculate a          4      Max length of 6                             6
                        forecasted rate.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
ACTL_BEG_PRIN_BAL       The borrower's actual principal balance at the          2      No commas(,) or dollar signs ($)           11
                        beginning of the processing cycle.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
ACTL_END_PRIN_BAL       The borrower's actual principal balance at the end      2      No commas(,) or dollar signs ($)           11
                        of the processing cycle.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
BORR_NEXT_PAY_DUE_DATE  The date at the end of processing cycle that the               MM/DD/YYYY                                 10
                        borrower's next payment is due to the Servicer, as
                        reported by Servicer.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
SERV_CURT_AMT_1         The first curtailment amount to be applied.             2      No commas(,) or dollar signs ($)           11
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
SERV_CURT_DATE_1        The curtailment date associated with the first                 MM/DD/YYYY                                 10
                        curtailment amount.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
CURT_ADJ_ AMT_1         The curtailment interest on the first curtailment       2      No commas(,) or dollar signs ($)           11
                        amount, if applicable.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
SERV_CURT_AMT_2         The second curtailment amount to be applied.            2      No commas(,) or dollar signs ($)           11
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----




----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
SERV_CURT_DATE_2        The curtailment date associated with the second                MM/DD/YYYY                                 10
                        curtailment amount.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
CURT_ADJ_ AMT_2         The curtailment interest on the second curtailment      2      No commas(,) or dollar signs ($)           11
                        amount, if applicable.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
SERV_CURT_AMT_3         The third curtailment amount to be applied.             2      No commas(,) or dollar signs ($)           11
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
SERV_CURT_DATE_3        The curtailment date associated with the third                 MM/DD/YYYY                                 10
                        curtailment amount.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
CURT_ADJ_AMT_3          The curtailment interest on the third curtailment       2      No commas(,) or dollar signs ($)           11
                        amount, if applicable.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
PIF_AMT                 The loan "paid in full" amount as reported by the       2      No commas(,) or dollar signs ($)           11
                        Servicer.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
PIF_DATE                The paid in full date as reported by the Servicer.             MM/DD/YYYY                                 10
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
ACTION_CODE             The standard FNMA numeric code used to indicate                Action Code Key: 15=Bankruptcy,             2
                        the default/delinquent status of a particular loan.            30=Foreclosure, , 60=PIF,
                                                                                       63=Substitution, 65=Repurchase,70=REO
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
INT_ADJ_AMT             The amount of the interest adjustment as reported       2      No commas(,) or dollar signs ($)           11
                        by the Servicer.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
SOLDIER_SAILOR_ADJ_AMT  The Soldier and Sailor Adjustment amount, if            2      No commas(,) or dollar signs ($)           11
                        applicable.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
NON_ADV_LOAN_AMT        The Non Recoverable Loan Amount, if applicable.         2      No commas(,) or dollar signs ($)           11
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
LOAN_LOSS_AMT           The amount the Servicer is passing as a loss, if        2      No commas(,) or dollar signs ($)           11
                        applicable.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
SCHED_BEG_PRIN_BAL      The scheduled outstanding principal amount due at       2      No commas(,) or dollar signs ($)           11
                        the beginning of the cycle date to be passed
                        through to investors.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
SCHED_END_PRIN_BAL      The scheduled principal balance due to investors        2      No commas(,) or dollar signs ($)           11
                        at the end of a processing cycle.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
SCHED_PRIN_AMT          The scheduled principal amount as reported by the       2      No commas(,) or dollar signs ($)           11
                        Servicer for the current cycle -- only applicable
                        for Scheduled/Scheduled Loans.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
SCHED_NET_INT           The scheduled gross interest amount less the            2      No commas(,) or dollar signs ($)           11
                        service fee amount for the current cycle as
                        reported by the Servicer -- only applicable for
                        Scheduled/Scheduled Loans.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
ACTL_PRIN_AMT           The actual principal amount collected by the            2      No commas(,) or dollar signs ($)           11
                        Servicer for the current reporting cycle -- only
                        applicable for Actual/Actual Loans.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
ACTL_NET_INT            The actual gross interest amount less the service       2      No commas(,) or dollar signs ($)           11
                        fee amount for the current reporting cycle as
                        reported by the Servicer -- only applicable for
                        Actual/Actual Loans.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
PREPAY_PENALTY_ AMT     The penalty amount received when a borrower             2      No commas(,) or dollar signs ($)           11
                        prepays on his loan as reported by the Servicer.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----


                                      2


----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
PREPAY_PENALTY_ WAIVED  The prepayment penalty amount for the loan waived       2      No commas(,) or dollar signs ($)           11
                        by the servicer.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----

----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
MOD_DATE                The Effective Payment Date of the Modification for             MM/DD/YYYY                                 10
                        the loan.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
MOD_TYPE                The Modification Type.                                         Varchar - value can be alpha or numeric    30
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----
DELINQ_P&I_ADVANCE_AMT  The current outstanding principal and interest          2      No commas(,) or dollar signs ($)           11
                        advances made by Servicer.
----------------------- ---------------------------------------------------- --------- --------------------------------------- -----

Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

      (i)

      (ii) The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:

      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12. Complete as applicable. Required documentation:

            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

            * For escrow advances - complete payment history

            (to calculate advances from last positive escrow balance forward)

            * Other expenses - copies of corporate advance history showing all payments

            * REO repairs > $1500 require explanation

            * REO repairs >$3000 require evidence of at least 2 bids.

            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

            * Unusual or extraordinary items may require further documentation.

      13.   The total of lines 1 through 12.

      (iii) Credits:

      14-21. Complete as applicable. Required documentation:

            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

            Letter of Proceeds Breakdown.

            * Copy of EOB for any MI or gov't guarantee

            * All other credits need to be clearly defined on the 332 form

      22.   The total of lines 14 through 21.

      Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)

      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332


         Prepared by:  __________________                     Date:  _______________
         Phone:  ______________________   Email Address:_____________________


----------------------------------    --------------------------------------    --------------------------------------------
Servicer Loan No.                     Servicer Name                             Servicer Address


----------------------------------    --------------------------------------    --------------------------------------------

         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name: __________________________________________________________
         Property Address: _________________________________________________________

         Liquidation Type:  REO Sale                  3rd Party Sale            Short Sale       Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown              Yes         No
         If "Yes", provide deficiency or cramdown amount ________________________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan                  $________________(1)
         (2)  Interest accrued at Net Rate                                       ________________(2)
         (3)  Accrued Servicing Fees                                             ________________(3)
         (4)  Attorney's Fees                                                    ________________(4)
         (5)  Taxes (see page 2)                                                 ________________(5)
         (6)  Property Maintenance                                               ________________(6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                          ________________(7)
         (8)  Utility Expenses                                                   ________________(8)
         (9)  Appraisal/BPO                                                      ________________(9)
         (10) Property Inspections                                               ________________(10)
         (11) FC Costs/Other Legal Expenses                                      ________________(11)
         (12) Other (itemize)                                                    ________________(12)



                  Cash for Keys__________________________               ________________(12)
                  HOA/Condo Fees_______________________                 ________________(12)

                  ______________________________________                ________________(12)

                  Total Expenses                                                $ _______________(13)
         Credits:
         (14) Escrow Balance                                                    $ _______________(14)
         (15) HIP Refund                                                        ________________ (15)
         (16) Rental Receipts                                                   ________________ (16)
         (17) Hazard Loss Proceeds                                              ________________ (17)
         (18) Primary Mortgage Insurance / Gov't Insurance
              HUD Part A                                                        ________________ (18a)
              HUD Part B                                                        ________________ (18b)
         (19) Pool Insurance Proceeds                                           ________________ (19)
         (20) Proceeds from Sale of Acquired Property                           ________________ (20)
         (21) Other (itemize)                                                   ________________ (21)
              _________________________________________                         ________________ (21)

              Total Credits                                                     $________________(22)
         Total Realized Loss (or Amount of Gain)                                $________________(23)

Escrow Disbursement Detail


------------------ ------------- ------------- ------------- ---------------- ---------------- ----------------
Type                             Period of                   Base
(Tax /Ins.)        Date Paid     Coverage      Total Paid    Amount           Penalties        Interest
------------------ ------------- ------------- ------------- ---------------- ---------------- ----------------

------------------ ------------- ------------- ------------- ---------------- ---------------- ----------------

------------------ ------------- ------------- ------------- ---------------- ---------------- ----------------

------------------ ------------- ------------- ------------- ---------------- ---------------- ----------------

------------------ ------------- ------------- ------------- ---------------- ---------------- ----------------

------------------ ------------- ------------- ------------- ---------------- ---------------- ----------------

------------------ ------------- ------------- ------------- ---------------- ---------------- ----------------

------------------ ------------- ------------- ------------- ---------------- ---------------- ----------------

------------------ ------------- ------------- ------------- ---------------- ---------------- ----------------

                                                    EXHIBIT III


Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2006-5AR - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

      In accordance with Section [31.03(d)][31.03(e)][31.03(f)] of the First Amended and Restated Servicing Agreement, dated as of January 1, 2006, among Morgan Stanley Capital I Inc. and Central Mortgage Corporation (successor to the obligations of GMAC Mortgage Corporation with respect to certain mortgage loans) as amended by the Omnibus Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among Morgan Stanley Capital I Inc., as Depositor, Central Mortgage Corporation, Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

      Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                    [NAME OF PARTY]

                                    as [role]


                                    By: __________________
                                        Name:
                                        Title:

                                  EXHIBIT IV

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";


----------------------------------------------------------------------------------------------------------------------
                                                                                                          Applicable
                                                                                                          Servicing
                                       Servicing Criteria                                                 Criteria
----------------------------------------------------------------------------------------------------------------------
Reference                                            Criteria
----------------------------------------------------------------------------------------------------------------------
                                           General Servicing Considerations
----------------------------------------------------------------------------------------------------------------------
                       Policies and procedures are instituted to monitor any performance or               X
                       other triggers and events of default in accordance with the transaction
1122(d)(1)(i)          agreements.
----------------------------------------------------------------------------------------------------------------------
                       If any material servicing activities are outsourced to third parties,              X
                       policies and procedures are instituted to monitor the third party's
1122(d)(1)(ii)         performance and compliance with such servicing activities.
----------------------------------------------------------------------------------------------------------------------
                       Any requirements in the transaction agreements to maintain a back-up
1122(d)(1)(iii)        servicer for the mortgage loans are maintained.
----------------------------------------------------------------------------------------------------------------------
                       A fidelity bond and errors and omissions policy is in effect on the                X
                       party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance
1122(d)(1)(iv)         with the terms of the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                          Cash Collection and Administration
----------------------------------------------------------------------------------------------------------------------
                       Payments on mortgage loans are deposited into the appropriate custodial            X
                       bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified
1122(d)(2)(i)          in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Disbursements made via wire transfer on behalf of an obligor or to an              X
1122(d)(2)(ii)         investor are made only by authorized personnel.
----------------------------------------------------------------------------------------------------------------------
                       Advances of funds or guarantees regarding collections, cash flows or               X
                       distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction
1122(d)(2)(iii)        agreements.
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                          Applicable
                                                                                                          Servicing
                                       Servicing Criteria                                                 Criteria
----------------------------------------------------------------------------------------------------------------------
Reference                                            Criteria
----------------------------------------------------------------------------------------------------------------------
                       The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are
                       separately maintained (e.g., with respect to commingling of cash) as set           X
1122(d)(2)(iv)         forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Each custodial account is maintained at a federally insured depository             X
                       institution as set forth in the transaction agreements.  For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the Securities
1122(d)(2)(v)          Exchange Act.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)         Unissued checks are safeguarded so as to prevent unauthorized access.              X
----------------------------------------------------------------------------------------------------------------------
                       Reconciliations are prepared on a monthly basis for all asset-backed               X
                       securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A)
                       mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                       agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of
1122(d)(2)(vii)        days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                         Investor Remittances and Reporting
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                          Applicable
                                                                                                          Servicing
                                       Servicing Criteria                                                 Criteria
----------------------------------------------------------------------------------------------------------------------
Reference                                            Criteria
----------------------------------------------------------------------------------------------------------------------
                       Reports to investors, including those to be filed with the Commission,             X
                       are maintained in accordance with the transaction agreements and
                       applicable Commission requirements.   Specifically, such reports (A) are
                       prepared in accordance with timeframes and other terms
                       set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans
1122(d)(3)(i)          serviced by the Servicer.
----------------------------------------------------------------------------------------------------------------------
                       Amounts due to investors are allocated and remitted in accordance with             X
                       timeframes, distribution priority and other terms set forth in the
1122(d)(3)(ii)         transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Disbursements made to an investor are posted within two business days to
                       the Servicer's investor records, or such other number of days specified            X
1122(d)(3)(iii)        in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Amounts remitted to investors per the investor reports agree with
                       cancelled checks, or other form of payment, or custodial bank                      X
1122(d)(3)(iv)         statements.
----------------------------------------------------------------------------------------------------------------------
                                               Pool Asset Administration
----------------------------------------------------------------------------------------------------------------------
                       Collateral or security on mortgage loans is maintained as required by              X
1122(d)(4)(i)          the transaction agreements or related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
                       Mortgage loan and related documents are safeguarded as required by the             X
1122(d)(4)(ii)         transaction agreements
----------------------------------------------------------------------------------------------------------------------
                       Any additions, removals or substitutions to the asset pool are made,               X
                       reviewed and approved in accordance with any conditions or requirements
1122(d)(4)(iii)        in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                          Applicable
                                                                                                          Servicing
                                       Servicing Criteria                                                 Criteria
----------------------------------------------------------------------------------------------------------------------
Reference                                            Criteria
----------------------------------------------------------------------------------------------------------------------
                       Payments on mortgage loans, including any payoffs, made in accordance              X
                       with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)         accordance with the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
                       The Servicer's records regarding the mortgage loans agree with the                 X
                       Servicer's records with respect to an obligor's unpaid principal
1122(d)(4)(v)          balance.
----------------------------------------------------------------------------------------------------------------------
                       Changes with respect to the terms or status of an obligor's mortgage               X
                       loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction
1122(d)(4)(vi)         agreements and related pool asset documents.
----------------------------------------------------------------------------------------------------------------------
                       Loss mitigation or recovery actions (e.g., forbearance plans,                      X
                       modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)        established by the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Records documenting collection efforts are maintained during the period            X
                       a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
1122(d)(4)(viii)       unemployment).
----------------------------------------------------------------------------------------------------------------------
                       Adjustments to interest rates or rates of return for mortgage loans with           X
                       variable rates are computed based on the related mortgage loan
1122( d)( 4 )(ix)      documents.
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                          Applicable
                                                                                                          Servicing
                                       Servicing Criteria                                                 Criteria
----------------------------------------------------------------------------------------------------------------------
Reference                                            Criteria
----------------------------------------------------------------------------------------------------------------------
                       Regarding any funds held in trust for an obligor (such as escrow                   X
                       accounts):  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified
1122( d)( 4 )(x)       in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Payments made on behalf of an obligor (such as tax or insurance                    X
                       payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days
1122( d)( 4 )(xi)      specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Any late payment penalties in connection with any payment to be made on            X
                       behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error
1122(d)(4)(xii)        or omission.
----------------------------------------------------------------------------------------------------------------------
                       Disbursements made on behalf of an obligor are posted within two                   X
                       business days to the obligor's records maintained by the servicer, or
1122(d)(4)(xiii)       such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Delinquencies, charge-offs and uncollectible accounts are recognized and           X
1122(d)(4)(xiv)        recorded in accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Any external enhancement or other support, identified in Item 1114(a)(1)
                       through (3) or Item 1115 of Regulation AB, is maintained as set forth in
1122(d)(4)(xv)         the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                              [WELLS FARGO BANK, NATIONAL ASSOCIATION] [NAME OF SUBSERVICER]


                              Date:
                                    --------------------------------------------



                              By:
                                    --------------------------------------------
                                    Name:
                                    Title: